Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:         Bombardier Capital Mortgage Securitization Corporation:
            BCMSC Trust 1998-A

Ladies and Gentlemen:

On behalf of Bombardier Capital Mortgage Securitization Corporation (The Registrant), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the BCMSC Trust 1998-A and deliver to you herewith the following documents:

            One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Capital Mortgage Securitization Corporation:
1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
/s/ Robert Gillespie
Robert Gillespie
Bombardier Capital Mortgage Securitization Corporation:


                          SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported) July 31, 2002


                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                                         (Depositor)
                    (Exact name of registrant as specified in its charter)


                                       on behalf of


                               BCMSC Trust Series 1998-A

Delaware                            333-40113                03-0355080
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 654-7200


                                 Page 1 of 9
                      Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest and principal distributions made on the Certificates Certificates) of the BCMSC Trust Series 1998-A on July 15, 2002 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

      99.1. Distribution Date Statement relating to interest and prinicipal distributions made on July 15, 2002 on the Series 1998-A Certificates


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

                             BY: /s/ Robert Gillespie
                                 Robert Gillespie
                                 Title: President

Date: July 31, 2002

I.  ORIGINAL DEAL PARAMETERS

    (A)Initial Pool Principal Balance                                                           $ 194,306,447.89
    (B)Initial Certificates Principal Balance                                                   $ 194,306,447.89
       (i)   Initial Class A-1  Certificate Principal Balance       $ 41,940,000.00
                                Certificate Amount Percentage                                         21.58%
                                Certificate Pass-through Rate                                          6.19%
       (ii)  Initial Class A-2  Certificate Principal Balance       $ 28,750,000.00
                                Certificate Amount Percentage                                         14.80%
                                Certificate Pass-through Rate                                          6.13%
       (iii) Initial Class A-3  Certificate Principal Balance       $ 26,150,000.00
                                Certificate Amount Percentage                                         13.46%
                                Certificate Pass-through Rate                                          6.23%
       (iv)  Initial Class A-4  Certificate Principal Balance       $ 25,720,000.00
                                Certificate Amount Percentage                                         13.24%
                                Certificate Pass-through Rate                                          6.65%
       (v)   Initial Class A-5  Certificate Principal Balance       $ 27,055,000.00
                                Certificate Amount Percentage                                         13.92%
                                Certificate Pass-through Rate                                          6.85%
       (vi)  Initial Class M-1  Certificate Principal Balance       $ 16,517,000.00
                                Certificate Amount Percentage                                          8.50%
                                Certificate Pass-through Rate                                          6.90%
       (vii) Initial Class B-1  Certificate Principal Balance       $ 19,430,000.00
                                Certificate Amount Percentage                                         10.00%
                                Certificate Pass-through Rate                                          7.43%
       (viii)Initial Class B-2  Certificate Principal Balance        $ 8,744,447.00
                                Certificate Amount Percentage                                          4.50%
                                Certificate Pass-through Rate                                          8.70%

    (C)Initial Weighted Average Coupon (WAC)                                                          10.44%
    (D)Initial Weighted Average Original Maturity (WAOM)                                              310.00 months
    (E)Initial Weighted Average Remaining Maturity (WAM)                                              308.00 months
    (F)Initial Number of Receivables                                                                   5,909
    (G)Servicing Fee Rate                                                                              1.00%
    (H)Credit Enhancement
       (i)   Reserve Fund Initial Deposit Percentage                                                   2.00%
       (ii)  Reserve Fund Target %                                                                     2.25%
       (iii) Target Overcollateralization Percentage Prior to Crossover Date                           2.00%
       (iv)  Target Overcollateralization Percentage After Crossover Date                              3.50%
       (v)   Target Overcollateralization Floor                                                        1.00%
       (vi)  Target Credit Enhancement % Prior to Crossover Date                                       4.25%
       (vii) Target Credit Enhancement % After Crossover Date                                          7.44%
       (viii)Target Credit Enhancement Floor                                                           1.00%
       (ix)  Target Credit Enhancement Amount                                                   $ 8,258,024.04
    (I)Crossover Date Tests
             Earliest Crossover Date                                                                Feb-2003
             Percent of Initial Suboridnation Percentage                                             175.00%
    (J)Class B-2 Floor Percentage (of Initial Pool Balance)                                            2.96%

II. CURRENT PORTFOLIO INFORMATION

    (A)Beginning Pool Schedule Balance                                                          $ 109,757,623.73
    (B)Beginning Pool Factor                                                                      56.486866%
    (C)Ending Pool Schedule Balance                                                             $ 107,509,291.67
    (D)Ending Pool Factor                                                                         55.329760%
    (E)Ending Total Certificate Balance (after Current Distributions)                           $ 107,509,291.67
    (F)Current Overcollateralization Amount (after Current Distributions)                            $ (0.00)
    (G)Weighted Average Coupon (WAC)                                                                  10.31%
    (H)Weighted Average Remaining Maturity (WAM)                                                      262.58 months
    (I)Ending Number of Receivables                                                                    3,415


III.COLLECTION CALCULATIONS

    (A)Interest

       (i)   Scheduled Interest Collections durring Current Period                                772,230.88
       (ii)  Paid Ahead Interest Collections applied to Current Period                             29,246.02
       (iii) Net Servicer Advance                                                                 (92,249.20)
       (iv)  Liquidation Proceeds Attributable to Interest                                         61,838.41
       (v)   Repuchased Loan Proceeds Attributable to Interest (Breaches of Rep or Warranty)            0.00
       (vi)  Repuchased Loan Proceeds Attributable to Interest (Delinquent Loans)                       0.00
       (vii) Recoveries on Previously Liquidated Contracts                                         49,555.67
                                                                                                -------------
       (viii)Total Interest Amount Available for Distribution                                     820,621.78

    (B)Principal

       (i)   Scheduled Principal Collections                                                      111,787.43
       (ii)  Full and Partial Principal Prepayments                                               294,189.85
       (iii) Paid Ahead Principal Collections Applied to Current Period                             5,289.52
       (iv)  Net Servicer Advance                                                                  (4,111.47)
       (v)   Liquidation Proceeds Attributable to Principal                                       255,649.67
       (vi)  Repurchase Proceeds Attributable to Principal  (Breaches of Rep or Warranty)               0.00
       (vii) Repurchase Proceeds Attributable to Principal  (Delinquent Loans)                          0.00
       (viii)Other Principal Amounts                                                                    0.00
                                                                                                -------------
       (ix)  Total Principal Amount Available for Distribution                                    662,805.00


IV. DISTRIBUTION CALCULATIONS

    (A)      Total Interest Available for Distribution                                            820,621.78
    (B)      Total Principal Available for Distribution                                           662,805.00
    (C)      Reserve Fund Draw Amount Required                                                          0.00
    (D)      Draw on Letter of Credit for Interest Distribution                                         0.00
             Less:
             Monthly Servicing Fee                                                                 91,464.69
             Reimbursement to Servicer for Liquidation Expense                                      7,864.80
             Late Payment Fees, Extension Fees and Other Permitted Fees                                 0.00
             Other Permitted Withdrawals from Certificate Account                                       0.00
                                                                                                -------------
             Available Distribution Amount                                                      1,384,097.29

             Interest Accrual Period                                                                      30 days

             Total Interest Amount Due                                                            638,188.75
             Total Interest Distribution Amount                                                   638,188.75

             Amount Available for Principal Distribution Amount                                   745,908.54
             Principal Distribution Calculation:
             Total Principal Amount Available for Distribution                                    662,805.00
             Principal Loss on Liquidated Assets                                                1,585,527.05
                                                                                                -------------
               Principal Distribution Due                                                       2,248,332.05
             Principal Distribution Shortfall Carryover Amount (Current Period)                         0.00
             Accelerated Principal Distribution Amount for Current Period                               0.00
                                                                                                -------------
             Total Principal Amount to be Distributed                                           2,248,332.05

             Draw on Letter of Credit for Principal Distribution                                1,502,423.51
             Excess Interest                                                                       90,968.34
             Reserve Account Deposit                                                                    0.00
             Reserve Account Release                                                                    0.00
             Class X Distribution Amount                                                                0.00
             Class R Distribution Amount                                                                0.00


V.  SERVICER ADVANCE

    (A)Interest
       (i)        Beginning Advance                                                             5,232,752.29
       (ii)       Monthly Servicer Advance (Reimbursement)                                        (92,249.20)
                                                                                                -------------
       (iii)      Ending Advance Balance                                                        5,140,503.09

    (B)Principal
       (i)        Beginning Advance                                                               719,187.18
       (ii)       Monthly Servicer Advance (Reimbursement)                                         (4,111.47)
                                                                                                -------------
       (iii)      Ending Advance Balance                                                          715,075.71

    (C)Total Servicer Advance
       (i)        Beginning Advance                                                             5,951,939.47
       (ii)       Monthly Servicer Advance (Reimbursement)                                        (96,360.67)
                                                                                                -------------
       (iii)      Ending Advance Balance                                                        5,855,578.80

VI. CREDIT ENHANCEMENT

    (A)Overcollateralization

       (I)   Target Overcollaterallization Amount                                               3,886,128.96
       (ii)  Beginning Balance                                                                          0.00
       (iii) Write Down for Certificate Distributions                                                   0.00
       (iv)  Overcollaterallization Addition Amount                                                     0.00
       (v)   Overcollaterallization Reduction Amount                                                    0.00
       (vi)  Ending Balance                                                                             0.00

    (B)Reserve Fund (if applicable)

       (i)   Required Reserve Fund Balance                                                      4,371,895.08
       (ii)  Beginning Reserve Fund Balance                                                             0.00
       (iii) Draws for Certificate Distributions                                                        0.00
       (iv)  Excess Interest Deposited                                                                  0.00
       (v)   Reserve Fund Release                                                                       0.00
       (vi)  Ending Reserve Fund Balance                                                                0.00

    (C)Letter of Credit (if applicable)
       (i)   Beginning LC Balance                                                               17,093,217.99
       (ii)  Draw on LC for Interest Distribution                                                        0.00
       (iii) Draw on LC for Principal Distribution                                               1,502,423.51
             Ending Balance                                                                     15,590,794.48


VII.CERTIFICATE DISTRIBUTIONS

    (A)Senior Certificates - Interest

       (i)   Class A-1
                                Pass-Through Rate                                                      6.19%
                                Beginning Carryover Interest                                             $ -
                                Current Interest Accrual                                                 $ -
                                Current Carryover Interest Accrual                                       $ -
                                Interest Paid                                                            $ -
                                Ending Carryover Balance                                                 $ -
                                Interest Paid Per $1000                                                  $ -

       (ii)  Class A-2
                                Pass-Through Rate                                                      6.13%
                                Beginning Carryover Interest                                             $ -
                                Current Interest Accrual                                                 $ -
                                Current Carryover Interest Accrual                                       $ -
                                Interest Paid                                                            $ -
                                Ending Carryover Balance                                                 $ -
                                Interest Paid Per $1000                                                  $ -

       (iii) Class A-3
                                Pass-Through Rate                                                      6.23%
                                Beginning Carryover Interest                                             $ -
                                Current Interest Accrual                                         $ 78,925.52
                                Current Carryover Interest Accrual                                       $ -
                                Interest Paid                                                    $ 78,925.52
                                Ending Carryover Balance                                                 $ -
                                Interest Paid Per $1000                                               $ 3.02

       (iv)  Class A-4
                                Pass-Through Rate                                                      6.65%
                                Beginning Carryover Interest                                             $ -
                                Current Interest Accrual                                        $ 134,669.35
                                Current Carryover Interest Accrual                                       $ -
                                Interest Paid                                                   $ 134,669.35
                                Ending Carryover Balance                                                 $ -
                                Interest Paid Per $1000                                               $ 5.24

       (v)   Class A-5
                                Pass-Through Rate                                                      6.85%
                                Beginning Carryover Interest                                             $ -
                                Current Interest Accrual                                        $ 145,919.81
                                Current Carryover Interest Accrual                                       $ -
                                Interest Paid                                                   $ 145,919.81
                                Ending Carryover Balance                                                 $ -
                                Interest Paid Per $1000                                               $ 5.39

    (B)Subordinate Certificates - Interest

       (i)   Class M1
                                Pass-Through Rate                                                      6.90%
                                Beginning Carryover Interest                                             $ -
                                Current Interest Accrual                                         $ 94,972.75
                                Current Carryover Interest Accrual                                       $ -
                                Interest Paid                                                    $ 94,972.75
                                Ending Carryover Balance                                                 $ -
                                Beginning Carryover Writedown Interest                                   $ -
                                Current Writedown Interest                                               $ -
                                Current Carryover Writedown Interest Accrual                             $ -
                                Writedown interest Paid                                                  $ -
                                Ending Carryover Writedown Interest                                      $ -
                                Interest Paid Per $1000                                               $ 5.75

       (ii)  Class B1
                                Pass-Through Rate                                                      7.43%
                                Beginning Carryover Interest                                             $ -
                                Current Interest Accrual                                        $ 120,304.08
                                Current Carryover Interest Accrual                                       $ -
                                Interest Paid                                                   $ 120,304.08
                                Ending Carryover Balance                                                 $ -
                                Beginning Carryover Writedown Interest                                   $ -
                                Current Writedown Interest                                               $ -
                                Current Carryover Writedown Interest Accrual                             $ -
                                Writedown interest Paid                                                  $ -
                                Ending Carryover Writedown Interest                                      $ -
                                Interest Paid Per $1000                                               $ 6.19



       (iii) Class B2
                                Pass-Through Rate                                                      8.70%
                                Beginning Carryover Interest                                             $ -
                                Current Interest Accrual                                         $ 63,397.24
                                Current Carryover Interest Accrual                                       $ -
                                Interest Paid                                                    $ 63,397.24
                                Ending Carryover Balance                                                 $ -
                                Beginning Carryover Writedown Interest                                   $ -
                                Current Writedown Interest                                               $ -
                                Current Carryover Writedown Interest Accrual                             $ -
                                Writedown interest Paid                                                  $ -
                                Ending Carryover Writedown Interest                                      $ -
                                Interest Paid Per $1000                                               $ 7.25

    (C)Senior Certificates - Principal

       (i)   Class A-1
                                Initial Certificate Balance                                     41,940,000.00
                                Initial Certificate Percentage                                        21.58%
                                Beginning Certificate Balance                                           0.00
                                Current Principal Due                                                   0.00
                                Current Principal Paid                                                  0.00
                                Principal Shortfall Carryover For Current Period                        0.00
                                Accelerated Principal Distribution                                      0.00
                                Ending Certificate Balance                                              0.00
                                Ending Pool Factor                                                     0.00%
                                Principal Paid per $1000                                                0.00
                                Total Class Distribution                                                0.00

       (ii)  Class A-2
                                Initial Certificate Balance                                    28,750,000.00
                                Initial Certificate Percentage                                        14.80%
                                Beginning Certificate Balance                                           0.00
                                Current Principal Due                                                   0.00
                                Current Principal Paid                                                  0.00
                                Principal Shortfall Carryover For Current Period                        0.00
                                Accelerated Principal Distribution                                      0.00
                                Ending Certificate Balance                                              0.00
                                Ending Pool Factor                                                     0.00%
                                Principal Paid per $1000                                                0.00
                                Total Class Distribution                                                0.00
       (iii) Class A-3

                                Initial Certificate Balance                                    26,150,000.00
                                Initial Certificate Percentage                                        13.46%
                                Beginning Certificate Balance                                  15,202,347.21
                                Current Principal Due                                           2,248,332.05
                                Current Principal Paid                                          2,248,332.05
                                Principal Shortfall Carryover For Current Period                        0.00
                                Accelerated Principal Distribution                                      0.00
                                Ending Certificate Balance                                     12,954,015.16
                                Ending Pool Factor                                                    12.05%
                                Principal Paid per $1000                                              147.89
                                Total Class Distribution                                        2,248,332.05
       (iv)  Class A-4

                                Initial Certificate Balance                                    25,720,000.00
                                Initial Certificate Percentage                                        13.24%
                                Beginning Certificate Balance                                  24,301,235.33
                                Current Principal Due                                                   0.00
                                Current Principal Paid                                                  0.00
                                Principal Shortfall Carryover For Current Period                        0.00
                                Accelerated Principal Distribution                                      0.00
                                Ending Certificate Balance                                     24,301,235.33
                                Ending Pool Factor                                                    22.60%
                                Principal Paid per $1000                                                0.00
                                Total Class Distribution                                                0.00
       (v)   Class A-5

                                Initial Certificate Balance                                    27,055,000.00
                                Initial Certificate Percentage                                        13.92%
                                Beginning Certificate Balance                                  25,562,594.17
                                Current Principal Due                                                   0.00
                                Current Principal Paid                                                  0.00
                                Principal Shortfall Carryover For Current Period                        0.00
                                Accelerated Principal Distribution                                      0.00
                                Ending Certificate Balance                                     25,562,594.17
                                Ending Pool Factor                                                    23.78%
                                Principal Paid per $1000                                                0.00
                                Total Class Distribution                                                0.00

    (D)Subordinate Certificates - Principal


       (i)   Class M1
                                Initial Certificate Balance                                    16,517,000.00
                                Initial Certificate Percentage                                         8.50%
                                Beginning Certificate Balance                                  16,517,000.00
                                Current Principal Due                                          16,517,000.00
                                Current Principal Paid                                                  0.00
                                Principal Shortfall Carryover For Current Period                        0.00
                                Ending Certificate Balance- Excluding Writedowns               16,517,000.00
                                Ending Pool Factor                                                    15.36%
                                Principal Paid per $1000                                                0.00
                                Beginning Outstanding Writedown                                         0.00
                                Current Writedown/Writeup                                               0.00
                                Ending Certificate Balance- Including Writedowns               16,517,000.00
                                Total Class Distribution                                                0.00


       (ii)  Class B1
                                Initial Certificate Balance                                    19,430,000.00
                                Initial Certificate Percentage                                        10.00%
                                Beginning Certificate Balance                                  19,430,000.00
                                Current Principal Due                                          19,430,000.00
                                Current Principal Paid                                                  0.00
                                Principal Shortfall Carryover For Current Period                        0.00
                                Ending Certificate Balance- Excluding Writedowns               19,430,000.00
                                Ending Pool Factor                                                    18.07%
                                Principal Paid per $1000                                                0.00
                                Beginning Outstanding Writedown                                         0.00
                                Current Writedown/Writeup                                               0.00
                                Ending Certificate Balance- Including Writedowns               19,430,000.00
                                Total Class Distribution                                                0.00

       (iii) Class B2
                                Initial Certificate Balance                                     8,744,447.00
                                Initial Certificate Percentage                                         4.50%
                                Beginning Certificate Balance                                   8,744,447.00
                                Current Principal Due                                           8,744,447.00
                                Current Principal Paid                                                  0.00
                                Principal Shortfall Carryover For Current Period                        0.00
                                Ending Certificate Balance- Excluding Writedowns                8,744,447.00
                                Ending Pool Factor                                                     8.13%
                                Principal Paid per $1000                                                0.00
                                Beginning Outstanding Writedown                                         0.00
                                Current Writedown/Writeup                                               0.00
                                Ending Certificate Balance- Including Writedowns                8,744,447.00
                                Total Class Distribution                                                0.00

    (E)Total Certificate Balances
                                                                  Beg of Period                End of Period
       (i)   Aggregate Balance of Certificates                 $ 109,757,623.72             $ 107,509,291.67
       (ii)  Total Certificate Pool Factor                          56.4868664%                  55.3297602%




                                                                           Percent of                 Percent of
    Delinquent Receivables at End of Due Period :  Scheduled Balance     Pool Balance         Units  Total Units
       30-59 Days Delinquent                        $ 9,934,657.84               9.24%         316        9.25%
       60-89 Days Delinquent                        $ 5,393,906.48               5.02%         170        4.98%
       90 Days or More Delinquent                  $ 14,210,848.65              13.22%         425       12.45%
       Homes Repossessed or Foreclosed Upon         $ 3,378,578.14               3.14%          96        2.81%


IX. REPURCHASED CONTRACTS

    (A)Repurchased Contracts -  Breach of Rep or Warranty
       (i)   Beginning Cumulative Repurchased Contracts since cutoff                               $ 271,010.36
       (ii)  Number of Contracts repurchased this period                                                   -
       (iii) Repurchase Price of Contracts this period                                                   $ -
       (iv)  Ending Cumulative Repurchased Contracts since cutoff                                  $ 271,010.36

    (B)Repurchased Contracts -  Delinquent Loans
       (i)   Beginning Cumulative Repurchased Contracts since cutoff                            $ 18,788,725.18
       (ii)  Number of Contracts repurchased this period                                                   -
       (iii) Repurchase Price of Contracts this period                                                   $ -
       (iv)  Ending Cumulative Repurchased Contracts since cutoff                               $ 18,788,725.18

X.  REPOSSESSION / LOSS INFORMATION
                                                                                       Units       Scheduled Balance
             Beginning Repossession Inventory                                           108      $ 3,556,891.92
             Repossessions Incurred                                                     46       $ 1,633,522.86
             Less Repurchase of Delinquent Loans                                         0                 $ -
             Less Repossessions Sold                                                    58       $ 1,811,836.64
                                                                                      -------------------------
             Ending Repossession Inventory                                              96       $ 3,378,578.14

             Principal Balance of Repossessions Liquidated                                       $ 1,811,836.64
             Reimbursement of Servicer Advances on Liquidated Contracts                             $ 29,340.08
                  Liquidation Proceeds Attributable to Principal                                   $ 255,649.67
                                                                                                  -------------
                       Principal Loss on Liquidation of Repo                                     $ 1,585,527.05
             Reimbursement to Servicer for Liquidation Expense                                       $ 7,864.80
             Recoveries for Previously Liquidated Contracts                                         $ 49,555.67
                                                                                                  -------------
             Net Liquidation Loss (Realized Loss)                                                $ 1,543,836.18

       Recoveries
             Liquidation Proceeds Attributable to Interest                                          $ 61,838.41
             Liquidation Proceeds Attributable to Principal                                        $ 255,649.67
             Recoveries for Previously Liquidated Contracts                                         $ 49,555.67
                                                                                                  -------------
             Total Recoveries                                                                      $ 367,043.75
             Recovery Percentage of Principal Balance of Repossessions Liquidated                           20%






XI. TRIGGERS

       Has the Crossover Date Occurred?                                                 NO

             Where the Current Distribution Date of                                  07/15/02
             is greater than the Earliest Crossover Date of                         February 29, 2004
                                And
             Subordinated Certificates Beginning Principal Balance of               8,744,447.00
             plus the Current Overcollateralization Amount of                               0.00
             divided by the Current Beginning Pool Principal Balance of           109,757,623.73
                                                                                    ------------
             Equals                                                                    7.97%
                                                                                    ------------
                                And is greater than the:
             Subordinated Initital Certificates Percentage of                         23.00%
             multiplied by the
             Percentage (as Percent of Initial Class Subordination Percentage)         175%
                                                                                    ------------
             Equals                                                                   40.25%
                                                                                    ------------






       Principal Distribution Tests:                               Actual Ratio      Test Ratio    Result

                                                               Over 60 Days Delinquent
                                                            -----------------------------
             Current Mo                                                  21.38%
             1st Preceding Mo                                            22.11%
             2nd Preceding Mo                                            22.56%
             Average 60 Day Delinquency Ratio:                           22.01%        5.00%        FAIL

                                                                   Over 30 Days Delinquent
                                                                   -----------------------------
             Current Mo                                                  30.62%
             1st Preceding Mo                                            30.65%
             2nd Preceding Mo                                            32.53%
             Average 30 Day Delinquency Ratio:                           31.26%       7.00%        FAIL






                                                                                     Net Liquidation Losses
                                                   Ending Pool Bal                     (Realized Losses)
                                                   ----------------------------------------------------------
             Current Mo                             107,509,291.67                             1,543,836.18
             1st Preceding Mo                       109,757,623.73                             1,678,107.37
             2nd Preceding Mo                       111,932,369.69                             1,885,760.22
                                -----------------------------------------------------------------------------
                                Total               329,199,285.09                             5,107,703.77
                                -----------------------------------------------------------------------------
                                Divided by                       3
                                -----------------------------------
                                Average             109,733,095.03



             Sum of last 3 months of Losses                        5,107,703.77
             Divided by 3 month average of Pool Balance          109,733,095.03
             Annualized  (multiply by 4)                                      4
             Current Realized Loss Ratio:                                18.62%       2.75%     FAIL



             Beginning Cumulative Realized Losses                 26,657,694.82
             Net Liquidation Losses (Realized Losses)              1,543,836.18
                                                              -----------------
             Ending Cumulative Realized Losses                    28,201,531.00
             Divided by Initial Pool Principal Balance           194,306,447.89
             Cumulative Realized Loss Ratio:                             14.51%       7.00%     FAIL


       Should Principal Be Distributed to the Subordinated Certificates?                          NO




The undersigned, duly authorized representatives of Bombardier Capital Inc., do hereby certify that this Remittance Report has been prepared in accordance with the Pooling and Servicing Agreement and is correct, to the best of our knowledge.


BY:        ____________________________________DATE:   ______________________
NAME:      Ana Dropps
TITLE:     Controller - Mortgage Finance Division


BY:        ____________________________________DATE:   ______________________
NAME:      Brian Peters
TITLE:     Vice President - Finance